UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2006 (June 5, 2006)
BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4300 Wildwood Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 953-7000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 2006 LTIP RESTRICTED STOCK AWARD AGREEMENT
EX-10.2 2006 LTIP OPTION AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
          On June 5, 2006, the Board of Directors’ Compensation Committee (the “Committee”) of BlueLinx Holdings Inc. (the “Company”) granted to certain of the Company’s currently named executive officers awards in the form of restricted shares of the Company’s common stock, as well as options to purchase shares of the Company’s common stock. All awards were granted pursuant to and are subject to the terms of the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan (the “Plan”).
Grants of Restricted Stock
          Each restricted stock award was granted in accordance with the terms of the Restricted Stock Award Agreement under the Plan, in the form attached hereto as Exhibit 10.1. Each restricted stock award vests on June 5, 2011, five years after the grant date, subject to accelerated vesting. Pursuant to the accelerated vesting provision of the Restricted Stock Award Agreement, a percentage of the stock award vests upon the attainment of a specified Average Company Share Price, as defined in the Restricted Stock Award Agreement, with no more than 33.333% of the award shares vesting before June 5, 2007. The restricted stock awards were granted to the named executive officers as follows:

Number of Shares of
Name of Recipient	Restricted Stock
Stephen E. Macadam, Chief Executive Officer	45,774
George R. Judd, President & Chief Operating Officer	32,543
Barbara V. Tinsley, General Counsel & Secretary	8,760
Grants of Stock Options
          Each stock option award was granted in accordance with the terms of the Nonqualified Stock Option Award Agreement under the Plan, in the form attached hereto as Exhibit 10.2. Each stock option award vests over a five year term, with 20% of the award vesting each January 3rd after the grant date (subject to accelerated vesting upon a Change of Control). The nonqualified stock options were awarded to the named executive officers as follows:

Number of Stock
Name of Recipient	Options
Stephen E. Macadam, Chief Executive Officer	110,619
George R. Judd, President & Chief Operating Officer	78,647
Barbara V. Tinsley, General Counsel & Secretary	21,169
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
(10.1)	BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan Restricted Stock Award Agreement

(10.2)	BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan Nonqualified Stock Option Award Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.
By:	/s/ Barbara V. Tinsley
Barbara V. Tinsley
General Counsel & Secretary

Dated: June 9, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description
(10.1)	BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan Restricted Stock Award Agreement

(10.2)	BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan Nonqualified Stock Option Award Agreement